UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22690

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Michelle Kelly
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Item 1. Report to Stockholders.

Tortoise Energy Independence Fund, Inc. Annual Report • 2012

The North American energy revolution

2012 Annual Report	1

Fund at a glance

Tortoise believes Tortoise Energy Independence Fund, Inc. (NYSE: NDP) is the first closed-end fund with a focus on North American crude oil and natural gas production growth — growth which supports energy independence.

Investment opportunity

Technological developments are now providing access to vast amounts of unconventional resources in North American oil and gas reservoirs, with the potential for an extended period of production growth. Virtually unthinkable a few years ago, North America now has the opportunity to be a global leader in energy production, with many experts predicting North America could become energy self-sufficient over the coming decades.

To capture the heart of this significant North American production growth potential, NDP invests in energy producers, also known as the upstream portion of the energy value chain. While commodity prices will fluctuate, we believe the sector’s volume growth potential provides an attractive long-term investment opportunity.

Targeted investment characteristics

NDP primarily invests in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs, and, to a lesser extent, in companies that provide associated transportation, processing and storage. The majority of NDP’s investments will include upstream energy companies with the following targeted characteristics:

  Substantial acreage positions in premier North American oil and gas fields

  Production volume growth potential over many years

  High quality, financially disciplined management teams

  Total return potential through a combination of current income and capital appreciation

We also intend to write (sell) out-of-the-money covered call options on companies that meet our investment thresholds, seeking to mitigate portfolio risk, increase current income and enhance long-term total return potential across economic cycles.

Portfolio statistics at Nov. 30, 2012 (unaudited)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2	2012 Annual Report

December 31, 2012

Dear Fellow Stockholders,

We continue to be optimistic about Tortoise Energy Independence Fund’s strategy of investing in oil and gas production companies that are leading the charge to North American energy independence. New technologies for extracting oil and natural gas have enabled more efficient production, greater drilling success and faster drilling times. We believe these advances lay the groundwork for a decades-plus opportunity.

However, the upstream portion of the energy value chain does bring with it the potential for greater short-term volatility. Such was the case during the fund’s first fiscal period ending Nov. 30, 2012, as the markets contended with challenges ranging from slowing global economic growth and geopolitical concerns to a contentious U.S. presidential election. Despite the attendant volatility, production visibility is healthy, drilling activity is strong and new frontiers for development offer additional growth opportunities, which we believe bodes well for the fund’s long-term opportunity.

Energy sector review and outlook

Despite macro uncertainties and the transitory headwinds facing the energy sector in 2012, there were many positives at work during the year. To grasp the speed of production growth, consider that in 2008, crude oil production in the U.S. was approximately 5 million barrels per day. Today, U.S. crude oil production stands at more than 6.5 million barrels per day, a figure that is expected to grow to the extent that by 2020, the U.S. stands to be not only energy self-sufficient, but also the second-largest oil producer in the world.

Looking nearer term, as of the end of the third quarter, crude oil production in the onshore lower 48 states was up 21 percent year-over-year and is being generated primarily in the middle of the country in the Permian Basin, the Eagle Ford shale and the Bakken shale. We anticipate a total of $122 billion in capital investment in upstream in 2012 alone, and a total of $4.3 trillion in capital investment is expected by 2035.

Increased energy production in the U.S. is an exciting and promising event, providing a potential boost for the economy along with other benefits for Americans, such as creating jobs, generating federal, state and local tax revenues and improving national security. These advances and optimism about the future of energy in America have not been overlooked by investors who understand the potential growth for exploration and production companies in the years ahead, despite near-term volatility.

Fund highlights and outlook

Following our July launch, we achieved some important milestones, including the investment of initial equity and leverage proceeds in less than two months after launch, with the majority of our portfolio invested in North American oil and gas producers. In addition, we paid the fund’s initial distribution of $0.4375 per common share ($1.75 annualized) to our stockholders on Nov. 30, 2012. This represented an annualized yield of 7.0 percent based on our initial public offering price of $25.00 (7.8 percent based on our fiscal-year closing price of $22.33), providing what we believe to be attractive current income as investors get a front-row seat as the North American energy independence theme takes off. For tax purposes, distributions to stockholders for 2012 were 21 percent qualified dividend income, 68 percent ordinary dividend income and 11 percent return of capital.

We believe we are in the early stages of a significant transformation of North American energy. However, the upstream portion of the energy value chain does have the potential for greater short-term volatility. We experienced this toward the end of the fund’s fiscal period, which impacted NDP’s return on NAV. However, the NDP stock price has declined more than we would expect, resulting in NDP trading at a discount to its net asset value.

We ended our fiscal year with leverage (including bank debt), at 11.7 percent of total assets, within our long-term target of 10 to 15 percent. This provides us flexibility in managing the portfolio during market cycles and allows us to add leverage when compelling opportunities arise. As of Nov. 30, 2012, our leverage had a weighted average cost of 1.1 percent, consistent with our strategy of maintaining floating-rate leverage given our relatively low target levels.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Conclusion

We continue to be encouraged and optimistic about the energy sector and the potential for U.S. energy independence. We believe NDP is well-positioned with an investment strategy that seeks exposure to North American production growth and we look forward to serving you as your professional investment adviser in navigating the course ahead.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Independence Fund, Inc.

(Unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	3

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

Period from
July 31, 2012(1)
through
November 30, 2012
Total Income from Investments
Distributions received from investments	$3,771
Less foreign withholding taxes	(143)
Dividends paid in stock	382
Net premiums on options written	4,089
Interest and dividend income	31
Total from investments	8,130
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,151
Other operating expenses	222
1,373
Distributable cash flow before leverage costs	6,757
Leverage costs(2)	114
Distributable Cash Flow(3)	$6,643
Net realized gain on investments and foreign currency
translation, for the period	$2,197
As a percent of average total assets(4)
Total from investments	N/M
Operating expenses before leverage costs	1.14%
Distributable cash flow before leverage costs	N/M
As a percent of average net assets(4)
Total from investments	N/M
Operating expenses before leverage costs	1.22%
Leverage costs	N/M
Distributable cash flow	N/M

Selected Financial Information
Distributions paid on common stock	$6,346
Distributions paid on common stock per share	0.4375
Total assets, end of period	418,914
Average total assets during period(5)	359,641
Leverage(6)	49,000
Leverage as a percent of total assets	11.7%
Net unrealized depreciation, end of period	(15,351)
Net assets, end of period	329,676
Average net assets during period(7)	334,232
Net asset value per common share	22.73
Market value per common share	22.33
Shares outstanding	14,504,200

(1)	Commencement of operations.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on MLP distributions, and the value of paid-in-kind distributions.
(4)	Annualized. Certain of the ratios for the period are not meaningful due to partial investment of initial offering and leverage proceeds.
(5)	Computed by averaging month-end values within the period.
(6)	Leverage consists of short-term borrowings.
(7)	Computed by averaging daily net assets for the period.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

4	2012 Annual Report

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “ continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Introduction

We include the Management’s Discussion section in each quarterly report to provide insight into the results of operations, including comparative information to prior periods and trends. In addition, we include a “Key Financial Data” page which provides quarterly and annual detail of our distributable cash flow (“DCF”) and other important metrics, including leverage and selected operating ratios. We hope that you find this discussion and financial data a useful supplement to the GAAP financial information included in this report. The Key Financial Data page in this report reflects information from July 31, 2012 (commencement of operations) through fiscal year end November 30, 2012.

Overview

Tortoise Energy Independence Fund, Inc.’s (“NDP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

NDP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

The initial proceeds from the IPO, exercise of the over-allotment and from leverage were fully invested by the end of September. We declared our initial distribution of $0.4375 on September 5, 2012, which was paid on November 30, 2012. This distribution reflects full investment of our IPO and leverage proceeds and equates to a 7.0 percent yield on the IPO purchase price. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	5

Management’s Discussion (unaudited)
(continued)

the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

Total distributions received from our investments and option strategy for the period from inception through November 30, 2012 was approximately $8.1 million. This reflects earnings on our investments of $4.0 million and net premiums on options written of approximately $4.1 million.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.14 percent of average total assets for the period. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for years 1 and 2 and 0.10 percent of average monthly managed assets for years 3 and 4 following the closing of the initial public offering.

Leverage costs consist of the interest expense on our margin borrowing facility, which will vary from period to period as the facility has a variable interest rate. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below. Total leverage costs for DCF purposes were approximately $114,000 for the period from inception through November 30, 2012.

The average annualized total cost of leverage was 1.15 percent as of November 30, 2012. Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR and the utilization of our margin facility. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable cash flow

For the period from inception through November 30, 2012, our DCF was approximately $6.6 million. In addition, we had net realized gains on investments of $2.2 million during the period.

We declared our initial distribution of $6.3 million for the period from inception through November 30, 2012. On a per share basis, we declared a $0.4375 per share distribution on September 4, 2012. This represents a full run-rate distribution and equates to a 7.0 percent yield on the $25 IPO price.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for the period ended November 30, 2012 (in thousands):

Period from
inception through
Nov. 30, 2012
Net Investment Income	$606
Adjustments to reconcile to DCF:
Net premiums on options written	4,089
Distributions characterized as return of capital	1,566
Dividends paid in stock	382
DCF	$6,643

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

6	2012 Annual Report

Management’s Discussion (unaudited)
(continued)

Liquidity and capital resources

We had total assets of approximately $419 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid.

Total leverage outstanding at November 30, 2012 was $49.0 million, representing 11.7 percent of total assets. Our leverage as a percent of total assets is on the low end of our long-term target level of 10 to 15 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 20 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in market values of our investments, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any qualifying dividend income received from NDP’s investments in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The 15 percent QDI and long-term capital gain tax rates are currently effective through 2012. As a result of legislative changes, starting in 2013, the QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2012 were approximately 21 percent qualified dividend income, 68 percent ordinary dividend income, and 11 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	7

Schedule of Investments
November 30, 2012

	Shares	Fair Value
Common Stock — 81.0%(1)

Natural Gas Pipelines — 4.9%(1)
United States — 4.9%(1)
EQT Corporation	138,100	$8,294,286
National Fuel Gas Company	153,400	7,989,072
		16,283,358
Oil and Gas Production — 76.1%(1)
Canada — 15.0%(1)
ARC Resources Ltd.	334,600	8,380,579
Baytex Energy Corp.(2)	87,800	3,878,126
Canadian Natural Resources Limited(3)	258,300	7,358,967
Crescent Point Energy Corp.	285,700	11,219,768
Encana Corporation(3)	177,700	3,872,083
Enerplus Corporation(2)	275,800	3,662,624
Penn West Petroleum Ltd.(2)	266,400	2,941,056
Suncor Energy Inc.(2)	247,100	8,057,931
The Netherlands — 2.3%(1)
Royal Dutch Shell plc (ADR)(2)	114,500	7,668,065
United Kingdom — 2.5%(1)
BP p.l.c. (ADR)(2)	192,800	8,051,328
United States — 56.3%(1)
Anadarko Petroleum Corporation(3)	226,900	16,606,811
Apache Corporation(3)	176,600	13,614,094
Cabot Oil & Gas Corporation(3)	90,800	4,276,680
Chesapeake Energy Corporation(3)	201,600	3,433,248
Chevron Corporation(2)	70,400	7,440,576
Concho Resources Inc.(3)(4)	83,400	6,693,684
ConocoPhillips(2)	138,700	7,897,578
Continental Resources, Inc.(3)(4)	153,600	10,552,320
Denbury Resources Inc.(4)	712,400	10,992,332
Devon Energy Corporation(3)	200,000	10,334,000
Energen Corporation(2)	145,100	6,461,303
EOG Resources, Inc.(3)	106,400	12,514,768
Hess Corporation(3)	74,900	3,715,789
Marathon Oil Corporation(3)	276,200	8,520,770
Newfield Exploration Company(3)(4)	120,100	2,923,234
Occidental Petroleum Corporation(3)	223,300	16,794,393
Pioneer Natural Resources Company(3)	154,900	16,574,300
QEP Resources, Inc.	130,100	3,658,412
Range Resources Corporation(3)	179,700	11,504,394
Southwestern Energy Company(3)(4)	120,800	4,192,968
Whiting Petroleum Corporation(3)(4)	167,500	7,024,950
		250,817,131
Total Common Stock
(Cost $281,955,569)		267,100,489

Master Limited Partnerships
and Related Companies — 34.1%(1)

Crude/Refined Products Pipelines — 10.5%(1)
United States — 10.5%(1)
Enbridge Energy Management, L.L.C.(2)(5)	389,578	11,492,540
Kinder Morgan Management, LLC(2)(5)	134,553	10,212,589
Magellan Midstream Partners, L.P.(2)	75,000	3,336,000
MPLX LP(2)	117,232	3,383,316
Plains All American Pipeline, L.P.(2)	134,000	6,241,720
		34,666,165
Natural Gas/Natural Gas Liquids Pipelines — 7.6%(1)
United States — 7.6%(1)
Energy Transfer Partners, L.P.(2)	180,800	7,935,312
Enterprise Products Partners L.P.(2)	110,200	5,711,666
Regency Energy Partners LP(2)	252,300	5,643,951
Williams Partners L.P.(2)	113,600	5,783,376
		25,074,305
Natural Gas Gathering/Processing — 2.9%(1)
United States — 2.9%(1)
DCP Midstream Partners, LP(2)	135,300	5,666,364
Southcross Energy Partners, L.P.(2)	45,076	1,058,385
Targa Resources Partners LP(2)	74,800	2,817,716
		9,542,465

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

8	2012 Annual Report

Schedule of Investments (continued)
November 30, 2012

	Shares	Fair Value
Oil and Gas Production — 13.1%(1)
United States — 13.1%(1)
BreitBurn Energy Partners L.P.(2)	312,900	$5,782,392
EV Energy Partners, L.P.(2)	131,862	8,004,023
Legacy Reserves, L.P.(2)	280,373	6,897,176
Linn Energy, L.L.C.(2)	245,000	9,709,350
Pioneer Southwest Energy
Partners L.P.(2)	307,700	6,990,944
Vanguard Natural Resources, LLC(2)	212,100	5,879,412
		43,263,297
Total Master Limited Partnerships
and Related Companies (Cost $113,825,947)		112,546,232

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.14%(6) (Cost $111,963)	111,963	111,963
Total Investments — 115.2%(1)
(Cost $395,893,479)		379,758,684
Total Value of Options Written
(Premiums received $1,532,136) — (0.2%)(1)		(748,365)
Other Assets and Liabilities — (15.0%)(1)		(49,334,330)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$329,675,989

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of November 30, 2012.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	9

Schedule of Options Written
November 30, 2012

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	December 2012	$77.50	1,836	$(82,620)
Apache Corporation	December 2012	85.00	1,550	(20,150)
Cabot Oil & Gas Corporation	December 2012	55.00	818	(4,090)
Canadian Natural Resources Limited	December 2012	30.00	2,376	(47,520)
Chesapeake Energy Corporation	December 2012	19.00	2,016	(18,144)
Concho Resources Inc.	December 2012	90.00	788	(19,700)
Continental Resources, Inc.	December 2012	75.00	1,467	(80,685)
Devon Energy Corporation	December 2012	57.50	818	(2,454)
Encana Corporation	December 2012	23.00	1,726	(27,616)
EOG Resources, Inc.	December 2012	125.00	1,064	(61,712)
Hess Corporation	December 2012	55.00	707	(11,312)
Marathon Oil Corporation	December 2012	33.00	2,571	(17,997)
Newfield Exploration Company	December 2012	27.00	1,201	(12,010)
Occidental Petroleum Corporation	December 2012	80.00	2,233	(40,194)
Pioneer Natural Resources Company	December 2012	110.00	1,160	(220,400)
Pioneer Natural Resources Company	December 2012	115.00	323	(26,486)
Range Resources Corporation	December 2012	72.50	1,797	(26,955)
Southwestern Energy Company	December 2012	37.00	308	(7,700)
Southwestern Energy Company	December 2012	38.00	900	(8,100)
Whiting Petroleum Corporation	December 2012	50.00	1,252	(12,520)
Total Value of Call Options Written
(Premiums received $1,532,136)				$(748,365)

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

10	2012 Annual Report

Statement of Assets & Liabilities
November 30, 2012

Assets
Investments at fair value (cost $395,893,479)	$379,758,684
Receivable for Adviser fee waiver	97,436
Dividends and distributions receivable	614,830
Receivable for investments sold	38,419,154
Prepaid expenses and other assets	23,507
Total assets	418,913,611
Liabilities
Options written, at fair value
(premiums received $1,532,136)	748,365
Payable to Adviser	714,527
Payable for investments purchased	38,448,633
Distribution payable to common stockholders	204,627
Accrued expenses and other liabilities	121,470
Short-term borrowings	49,000,000
Total liabilities	89,237,622
Net assets applicable to
common stockholders	$329,675,989
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value;
14,504,200 shares issued and outstanding
(100,000,000 shares authorized)	$14,504
Additional paid-in capital	344,844,950
Undistributed net investment income	194,667
Accumulated net realized loss	(26,956)
Net unrealized depreciation	(15,351,176)
Net assets applicable to
common stockholders	$329,675,989
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$22.73

Statement of Operations
Period from July 31, 2012(1) through Nov. 30, 2012

Investment Income
Distributions from master limited partnerships	$1,949,738
Less return of capital on distributions	(1,566,120)
Net distributions from master
limited partnerships	383,618
Dividends from common stock
(net of foreign taxes withheld of $142,767)	1,679,060
Dividends from money market mutual funds	30,510
Total Investment Income	2,093,188
Operating Expenses
Advisory fees	1,332,484
Professional fees	74,583
Administrator fees	48,454
Stockholder communication expenses	22,866
Directors’ fees	18,900
Fund accounting fees	18,446
Custodian fees and expenses	13,910
Registration fees	8,384
Stock transfer agent fees	5,075
Other operating expenses	11,523
Total Operating Expenses	1,554,625
Leverage Expenses
Interest expense	114,013
Total Expenses	1,668,638
Less fees waived by Adviser	(181,702)
Net Expenses	1,486,936
Net Investment Income	606,252
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	2,193,798
Net realized gain on options	3,007,139
Net realized gain on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	2,788
Net realized gain	5,203,725
Net unrealized depreciation of investments,
including foreign currency gain (loss)	(16,134,795)
Net unrealized appreciation of options	783,771
Net unrealized depreciation of other assets
and liabilities due to foreign
currency translation	(152)
Net unrealized depreciation	(15,351,176)
Net Realized and Unrealized Losses	(10,147,451)
Net Decrease in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$(9,541,199)

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	11

Statement of Changes in Net Assets
Period from July 31, 2012(1) through November 30, 2012

Operations
Net investment income	$606,252
Net realized gain	5,203,725
Net unrealized depreciation	(15,351,176)
Net decrease in net assets applicable to common stockholders resulting from operations	(9,541,199)
Distributions to Common Stockholders
Net investment income	(430,049)
Net realized gain	(5,212,217)
Return of capital	(703,321)
Total distributions to common stockholders	(6,345,587)
Capital Stock Transactions
Proceeds from initial public offering of 14,500,000 common shares	362,500,000
Underwriting discounts and offering expenses associated with the issuance of
common stock	(17,037,500)
Net increase in net assets applicable to common stockholders from capital stock transactions	345,462,500
Total increase in net assets applicable to common stockholders	329,575,714
Net Assets
Beginning of period	100,275
End of period	$329,675,989
Undistributed net investment income, end of period	$194,667

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

12	2012 Annual Report

Statement of Cash Flows
Period from July 31, 2012(1) through November 30, 2012

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$1,906,788
Dividend income received	1,140,326
Purchases of long-term investments	(400,767,316)
Proceeds from sales of long-term investments	5,642,956
Purchases of short-term investments, net	(111,963)
Call options written, net	4,539,275
Interest expense paid	(112,453)
Operating expenses paid	(659,428)
Net cash used in operating activities	(388,421,815)
Cash Flows From Financing Activities
Advances from margin loan facility	56,700,000
Repayments on margin loan facility	(7,700,000)
Issuance of common stock	362,500,000
Common stock issuance costs	(17,037,500)
Distributions paid to common stockholders	(6,140,960)
Net cash provided by financing activities	388,321,540
Net change in cash	(100,275)
Cash — beginning of period	100,275
Cash — end of period	$—

Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(9,541,199)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(439,215,949)
Proceeds from sales of long-term investments	44,062,110
Purchases of short-term investments, net	(111,963)
Call options written, net	4,539,275
Return of capital on distributions received	1,566,120
Net unrealized depreciation	15,351,176
Net realized gain	(5,203,725)
Changes in operating assets and liabilities:
Increase in dividends and distributions receivable	(612,194)
Increase in prepaid expenses and other assets	(23,507)
Increase in receivable for investments sold	(38,419,154)
Increase in payable for investments purchased	38,448,633
Increase in payable to Adviser, net of fees waived	617,091
Increase in accrued expenses and other liabilities	121,471
Total adjustments	(378,880,616)
Net cash used in operating activities	$(388,421,815)

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	13

Financial Highlights
Period from July 31, 2012(1) through November 30, 2012

Per Common Share Data(2)
Public offering price	$25.00
Income from Investment Operations
Net investment income	0.04
Net realized and unrealized loss	(0.65)
Total income from investment operations	(0.61)
Distributions to Common Stockholders
Net investment income	(0.03)
Net realized gain	(0.36)
Return of capital	(0.05)
Total distributions to common stockholders	(0.44)
Underwriting discounts and offering costs on issuance of common stock(3)	(1.22)
Net Asset Value, end of period	$22.73
Per common share market value, end of period	$22.33
Total Investment Return Based on Market Value(4)	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$329,676
Average net assets (000’s)	$334,232
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.18%
Other operating expenses	0.20
Fee waiver	(0.16)
Subtotal	1.22
Leverage expenses	0.10
Total expenses	1.32%
Ratio of net investment income to average net assets before fee waiver(5)	0.38%
Ratio of net investment income to average net assets after fee waiver(5)	0.54%
Portfolio turnover rate	15.68%
Short-term borrowings, end of period (000’s)	$49,000
Asset coverage, per $1,000 of principal amount of short-term borrowings(6)	$7,728
Asset coverage ratio of short-term borrowings(6)	773%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Annualized.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

14	2012 Annual Report

Notes to Financial Statements
November 30, 2012

1. Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company commenced operations on July 31, 2012. The Company’s stock is listed on the New York Stock Exchange under the symbol “NDP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at November 30, 2012.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	15

Notes to Financial Statements (continued)

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $725,000 related to the issuance of common stock in the initial public offering were recorded to additional paid-in capital during the period ended November 30, 2012.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise or expiration, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncements
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Company has adopted these amendments and they did not have a material impact on the financial statements.

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

16	2012 Annual Report

Notes to Financial Statements (continued)

3. Concentration of risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets for the first year following the commencement of operations, 0.15 percent of average monthly Managed Assets for the second year following the commencement of operations, 0.10 percent of average monthly Managed Assets for the third year following the commencement of operations and 0.10 percent of average monthly Managed Assets for the fourth year following the commencement of operations.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $721,785 to undistributed net investment income, $(18,464) to accumulated net realized loss and $(703,321) to additional paid-in capital.

The tax character of distributions paid to common stockholders during the period from July 31, 2012 (commencement of operations) through November 30, 2012 was as follows:

Ordinary income*	$5,437,639
Return of capital	703,321
Total distributions	$6,140,960

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Unrealized depreciation	$(15,007,217)
Other temporary differences	(176,248)
Accumulated deficit	$(15,183,465)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	17

Notes to Financial Statements (continued)

As of November 30, 2012, the aggregate cost of securities for federal income tax purposes was $395,549,520. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $5,421,394, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $21,212,230 and the net unrealized depreciation was $15,790,836.

6. Fair value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2012. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	November 30, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$267,100,489	$267,100,489	$—	$—
Master Limited Partnerships
and Related Companies(a)	112,546,232	112,546,232	—	—
Total Equity Securities	379,646,721	379,646,721	—	—
Other:
Short-Term Investment(b)	111,963	111,963	—	—
Total Assets	$379,758,684	$379,758,684	$—	$—
Liabilities
Written Call Options	$748,365	$748,365	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2012.

The Company did not hold any Level 3 securities during the period ended November 30, 2012.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended November 30, 2012.

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from July 31, 2012 through November 30, 2012, are as follows:

	Number of
	Contracts	Premium
Options outstanding at July 31, 2012	—	$—
Options written	104,180	5,863,577
Options closed	(51,984)	(3,021,994)
Options exercised	(182)	(8,911)
Options expired	(25,103)	(1,300,536)
Options outstanding at November 30, 2012	26,911	$1,532,136

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

18	2012 Annual Report

Notes to Financial Statements (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at November 30, 2012:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$748,365

The following table presents the effect of derivatives on the Statement of Operations for the period from July 31, 2012 through November 30, 2012:

	Location of Gains (Losses) on Derivatives
Derivatives not accounted
for as hedging instruments	Net Realized	Net Unrealized
under ASC 815	Gain on Options	Appreciation of Options
Written equity call options	$3,007,139	$783,771

8. Investment transactions

For the period from July 31, 2012 through November 30, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $439,215,949 and $44,062,110 (excluding short-term debt securities), respectively.

9. Common stock

The Company has 100,000,000 shares of capital stock authorized and 14,504,200 shares outstanding at November 30, 2012. Transactions in common stock for the period from July 31, 2012 through November 30, 2012, were as follows:

Shares at July 31, 2012	4,200
Shares sold through initial public offering	14,500,000
Shares at November 30, 2012	14,504,200

10. Credit facility

On August 3, 2012, the Company entered into a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility generally will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period from August 3, 2012 through November 30, 2012 was approximately $44,900,000 and 1.06 percent, respectively. At November 30, 2012, the principal balance outstanding was $49,000,000 at an interest rate of 1.06 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2012, the Company was in compliance with the terms of the margin loan facility.

11. Subsequent events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Independence Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Independence Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2012, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from July 31, 2012 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Independence Fund, Inc. at November 30, 2012, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the period from July 31, 2012 (commencement of operations) through November 30, 2012, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 22, 2013

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

20	2012 Annual Report

Company Officers and Directors (unaudited)
November 30, 2012

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2012	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

John R. Graham (Born 1945)	Director since 2012	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

Charles E. Heath (Born 1942)	Director since 2012	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and TTP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	21

Company Officers and Directors (unaudited) (continued)
November 30, 2012

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Interested Director and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2012	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ, NTG and NDP since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.	7	None

Terry Matlack (Born 1956)	Chief Executive Officer since 2012; Director since November 12, 2012	Managing Director of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TYN, TPZ, NTG and TTP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011 and of TTP since inception; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.	7	None

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2012

Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of each of NTG and TTP since its inception and of each of TYG, TYY, TYN and TPZ since May 2011; Assistant Treasurer of TYG, TYY, and TYN from April 2008 to May 2011, of TPZ from its inception to May 2011, and of TTO from April 2008 to June 2012.

			N/A	None

Zachary A. Hamel (Born 1965)	President since 2012

Managing Director of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of TTP since its inception; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

			N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2012

Managing Director of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG, TYY and TYN since 2005, of each of TPZ, NTG and TTP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of TPZ, NTG and TTP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

			N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2012

Managing Director of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, of NTG since 2010 and of TTP since its inception. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes TYG, TYY, TYN, TPZ, NTG, TTP and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and TTP.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

22	2012 Annual Report

Additional Information (unaudited)

Notice to stockholders

For stockholders that do not have a November 30, 2012 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period from July 31, 2012 (commencement of operations) through November 30, 2012, the Company is designating the following items with regard to distributions paid during the year.

Common Distributions

	Long Term				Qualifying For
Return Of	(15% Rate)				Corporate
Capital	Capital Gain	Ordinary Income	Total	Qualifying	Dividends Rec.
Distributions	Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
11.45%	0%	88.55%	100.00%	24.07%	4.27%

(1)	The Company designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C).
(2)	Represents the portion of Ordinary Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from July 31, 2012 through November 30, 2012, the aggregate compensation paid by the Company to the independent directors was $18,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing for the period ending June 30, 2013, it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange an initial CEO certification in connection with its initial public offering and will submit the first annual certification in 2013 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company will file with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic dividend reinvestment plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	23

Additional Information (unaudited) (continued)

(unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Review and approval of advisory agreement

At a meeting of the Board of Directors of Tortoise Energy Independence Fund, Inc. held on May 24, 2012, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Directors”), considered and approved an advisory agreement (the “Advisory Agreement”) with the Adviser.

Factors considered

The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In considering the approval of the investment advisory agreement, the Board evaluated information provided by the Adviser and its legal counsel and considered various factors, including the following:

  Services. The Board reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to the Company by the Adviser and found them sufficient to encompass the range of services necessary for the Company’s operation.

  Comparison of management fee to other firms. The Board reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models.

  Experience of management team and personnel. The Board considered the extensive experience of the members of the Adviser’s investment committee with respect to the specific types of investments the Company proposes to make and their past experience with similar kinds of investments. The Board discussed numerous aspects of the Company’s investment strategy with members of the Adviser’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Adviser’s investment committee and investment professionals within the investment community.

  Provisions of investment advisory agreement. The Board considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) were comparable to the investment advisory agreements of companies with similar business models, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the Board concluded that the services to be provided under the investment advisory agreement were reasonably necessary for the Company’s operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

  Payment of expenses. The Board considered the manner in which the Adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The Board discussed how this structure was comparable to that of companies with similar business models.

The Independent Directors did not, with respect to their deliberations concerning their approval of the investment advisory agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.

Conclusions of the independent directors

Based on the information reviewed and the discussions among the members of the Board, the Board, including all of the Independent Directors, approved the investment advisory agreement, and determined that the management fee to be paid to the Adviser was reasonable in relation to the services to be provided.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 Annual Report	25

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Independence Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: NDP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,686	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$336
Tortoise Energy Capital Corp.		Midstream Equity	$868	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$382
Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,590	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$221
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$219

(1) As of 12/31/12

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Energy Independence Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant was formed on April 11, 2012, and thus did not pay its principal accountant any fees prior to that date. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the fiscal period ending November 30, 2012 for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2012
Audit Fees	$79,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Aggregate Non-Audit Fees	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal period ended November 30, 2012, the Adviser paid approximately $15,000 in fees for tax services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2012.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, and Robert Thummel, a senior investment analyst and director of the Adviser. These individuals comprise the investment committee and share responsibility for management of the Registrant’s investments. It is the policy of the investment committee that any decision to add a portfolio investment must be approved by their unanimous vote. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2012

Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Pipeline & Energy Fund, Inc. (“TTP”) since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2012; Director since November 12, 2012

Managing Director of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TYN, TPZ, NTG and TTP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011 and of TTP since inception; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since 2012

Managing Director of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of TTP since its inception; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2012

Managing Director of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG, TYY and TYN since 2005, of each of TPZ, NTG and TTP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of TPZ, NTG and TTP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since 2012

Managing Director of the Adviser since 2002; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, of NTG since 2010 and of TTP since its inception. CFA designation since 1992.

Robert Thummel (Born 1972)	N/A

Senior Investment Analyst and Director of the Adviser; President of TYN since September 2008; Joined the Adviser in 2004 as an Investment Analyst; Previously, Director of Finance at KLT Inc., a subsidiary of Great Plains Energy (1998-2004); Senior Auditor at Ernst & Young LLP (1995-1998).

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and TTP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2012:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	9	$5,919,392,852	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Zachary A. Hamel
Registered investment companies	9	$5,919,392,852	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Kenneth P. Malvey
Registered investment companies	9	$5,919,392,852	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Terry Matlack
Registered investment companies	9	$5,919,392,852	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
David J. Schulte
Registered investment companies	9	$5,919,392,852	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Rob Thummel
Registered investment companies	0	—	0	—
Other pooled investment vehicles	0	—	0	—
Other accounts	0	—	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for six other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2012:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	None
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$10,001-$50,000
David J. Schulte	$10,001-$50,000
Rob Thummel	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/12-6/30/12
Month #2	0	0	0	0
7/1/12-7/31/12
Month #3	0	0	0	0
8/1/12-8/31/12
Month #4	0	0	0	0
9/1/12-9/30/12
Month #5	0	0	0	0
10/1/12-10/31/12
Month #6	0	0	0	0
11/1/12-11/30/12
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Independence Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 22, 2013

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date January 22, 2013